UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-05611

Name of Fund: MuniVest Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniVest Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 08/31/05

Date of reporting period: 09/01/04 - 08/31/05

Item 1 - Report to Stockholders

                                MuniVest Fund, Inc.

Annual Report
August 31, 2005

MuniVest Fund, Inc.

The Benefits and Risks of Leveraging

MuniVest Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the American Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities. As of August 31, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 12.48%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may invest in swap agreements, which are over- the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain or reduce exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2                  MUNIVEST FUND, INC.     AUGUST 31, 2005

A Letter From the President

Dear Shareholder

Amid what we've coined a "muddle through" year for the financial markets, the major market benchmarks managed to post positive results for the current reporting period:

Total Returns as of August 31, 2005                               6-month   12-month
====================================================================================
U.S. equities (Standard & Poor's 500 Index)                       +2.33%     +12.56%
------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                      +5.75%     +23.10%
------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)   +1.98%     +23.58%
------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)               +2.85%     + 4.15%
------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)    +2.85%     + 5.31%
------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)    +1.35%     + 8.98%
------------------------------------------------------------------------------------

Since June 2004, the Federal Reserve Board (the Fed) has tirelessly advanced its interest rate-hiking program, bringing the federal funds rate to 3.5% by August 31 (and to 3.75% on September 20). Economists and investors have struggled to project the Fed's future moves, vacillating from expectations for an impending end to monetary tightening to fears that the central bank may increase interest rates more than is necessary to moderate economic growth and keep inflation in check. Most recently, the devastation of Hurricane Katrina added a new element of ambiguity in terms of its impact on the economy and Fed sentiment. Many now believe the Fed will suspend its interest rate-hiking campaign at some point this year.

Equity market returns over the past several months have reflected a degree of investor uncertainty. After a strong finish to 2004, the S&P 500 Index posted gains in four of the first eight months of 2005. Up to this point, strong corporate earnings reports and low long-term bond yields have worked in favor of equities. Factors that pose the greatest risks to stocks include record-high oil prices, continued interest rate hikes and the possibility for disappointing earnings for the remainder of the year.

Fixed income markets have fared relatively well in the face of monetary tightening. As the short end of the yield curve moved in concert with Fed interest rate hikes, long-term bond yields remained low, perpetuating the yield curve flattening trend. Because bond prices move in the opposite direction of yields, the result has been that longer-term bonds have outperformed short-term bonds. At period end, the spread between two-year and 10-year Treasury yields was just 18 basis points (.18%).

Financial markets are likely to face continued crosscurrents for the remainder of 2005, particularly as the economy digests the impact of Hurricane Katrina. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.

                                Sincerely,


                                /s/ Robert C. Doll, Jr.

                                Robert C. Doll, Jr.
                                President and Director


                   MUNIVEST FUND, INC.     AUGUST 31, 2005                     3

A Discussion With Your Fund's Portfolio Manager

      Fund performance exceeded its comparable Lipper category average for the period, benefiting from an above-average dividend yield and positive security selection.

Describe the recent market environment relative to municipal bonds.

Over the past year, long-term bond yields generally declined as their prices, which move in the opposite direction, increased. Most recently, the devastation of Hurricane Katrina throughout the U.S. Gulf Coast prompted a strong rally in bond prices. The resultant higher energy prices and expected declines in consumer confidence and spending pushed longer-term interest rates lower as the period came to a close.

The Federal Reserve Board (the Fed) continued to raise short-term interest rates at each of its meetings during the period, lifting the federal funds target to 3.50% by period-end (and to 3.75% on September 20). As short-term interest rates moved higher in concert with the Fed interest rate hikes and longer-term bond yields declined, the yield curve continued to flatten. During the past 12 months, 30-year U.S. Treasury bond yields declined 68 basis points (.68%) to 4.25% and 10-year Treasury note yields fell 11 basis points to 4.02%. By comparison, the two-year Treasury yield rose 143 basis points to 3.84%.

Tax-exempt bond yields exhibited a similar pattern during the year. The yield on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 26 basis points to 4.83%. According to Municipal Market Data, the yield on AAA-rated issues maturing in 30 years declined 48 basis points to 4.22% while the yield on AAA-rated bonds maturing in 10 years remained unchanged at 3.50%.

Declining tax-exempt bond yields continued to encourage municipalities to issue new debt and refund outstanding, higher-couponed issues. Over the past year, more than $384 billion in new long-term tax-exempt bonds was issued, an increase of greater than 7.5% versus last year's total of $357 billion. In the past six months, more than $217 billion in new municipal bonds was underwritten, an increase of 16.3% versus the same period in 2004. During the first six months of 2005, the volume of refunding issues increased more than 50% compared to underwritings during the first half of 2004. In August 2005, refunding issuance increased 18% compared to August 2004 levels. The refunding issues have been heavily weighted in the 10-year - 20-year maturity range, putting pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product has remained generally positive. The most current statistics from the Investment Company Institute indicate that, year-to-date through July 31, 2005, net new cash flows into long-term municipal bond funds have exceeded $4.2 billion -- a significant improvement from the $12.4 billion net outflow seen during the same period in 2004. Weekly figures for August, as reported by AMG Data Service, pointed to continued positive flows.

Notably, throughout much of the past six months, high yield tax-exempt bond funds have been the principal target for the new cash inflows. During August, these lower-rated/non-rated bond funds received an average of $150 million per week. The need to invest these cash flows has led to strong demand for lower-rated issues and a consequent narrowing of credit spreads. Additionally, an increasing percentage of insured issuance has further reduced the availability of lower-rated municipal securities, lending more support to higher prices for these issues.

Municipal bond issues have underperformed their taxable counterparts in recent months as U.S. Treasury bonds have enjoyed increased demand from foreign governments, which are unable to benefit from the tax advantage inherent in tax-exempt products. This underperformance, however, has resulted in attractive tax-exempt bond yield ratios and, we believe, should continue to attract both traditional and nontraditional investors to the municipal marketplace.

The communities shattered by Hurricane Katrina will require extensive reconstruction. It is too early to estimate the amount of tax-exempt debt that may be required to finance these efforts or to assess the overall impact on the municipal market. However, much of the rebuilding is likely to be funded through federal loans and grants, and the reconstruction will probably be spread over a number of years. Consequently, any municipal bond issuance prompted by Katrina is not likely to disrupt the tax-exempt market in the near future.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended August 31, 2005, the Common Stock of MuniVest Fund, Inc. had net annualized yields of 6.57% and 6.62%, based on a year-end per share net asset value of $10.23 and a per share market price of $10.15, respectively, and $.672 per share income dividends.


4                  MUNIVEST FUND, INC.     AUGUST 31, 2005

Over the same period, the total investment return on the Fund's Common Stock was +10.64%, based on a change in per share net asset value from $9.91 to $10.23, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, exceeded the +9.74% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the 12-month period. (Funds in this Lipper category invest primarily in municipal debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund outperformed despite its generally defensive market posture in an environment where long-term interest rates declined. Benefiting performance was the Fund's above-average dividend yield, continued strong price performance from its lower-rated holdings, and positive security selection. Recently, performance also has been aided by the refunding of a large portion of the Fund's tobacco-related holdings and significant price improvement in its California bonds.

For the six-month period ended August 31, 2005, the total investment return on the Fund's Common Stock was +4.91%, based on a change in per share net asset value from $10.09 to $10.23, and assuming reinvestment of all distributions.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the American Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

The demand for securities rated BBB and below has remained quite strong, resulting in ongoing price appreciation for these issues. We expect the demand for higher-yielding bonds to remain positive in the near term. However, given the magnitude of the recent price appreciation, we intend to closely monitor these lower-rated holdings and will look to increase the Fund's overall credit quality profile should attractively priced, higher-rated securities become available.

As the fiscal period progressed, we increased the portfolio's exposure to more interest rate-sensitive issues and moved the Fund to a more neutral market position. We made this shift as the Fed appears to be nearing the end of its monetary tightening campaign, and it does not seem likely that long-term interest rates will rise significantly.

For the six-month period ended August 31, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields as follows: Series A, 2.42%; Series B, 2.06%; Series C, 2.17%; Series D, 2.46%; Series E, 2.18%; and Series F, 2.28%.
Continued short-term interest rate increases by the Fed have boosted the Fund's borrowing costs throughout the 12-month period. Although we believe the majority of the Fed's actions have already occurred, additional interest rate hikes are expected until at least year-end. Nevertheless, the Fund's borrowing costs have remained historically very low, and the leveraging of Preferred Stock has continued to generate an income benefit to the holders of Common Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 34.73% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We ended the period with a more neutral posture in terms of interest rate risk. The Fed is believed to be nearing the end of its current monetary tightening cycle, and inflationary pressures remain well contained. In the aftermath of Hurricane Katrina, U.S. economic growth will likely slow in the near term, thereby supporting higher long-term bond prices in the months ahead. Amid these conditions, we have positioned the Fund to perform well in stable to declining interest rate environments. In addition, we intend to maintain the Fund's fully invested stance in an effort to enhance shareholder income.

Fred K. Stuebe
Vice President and Portfolio Manager

September 20, 2005


                   MUNIVEST FUND, INC.     AUGUST 31, 2005                     5

Special Message to Shareholders

A Municipal Bonds Update in the Aftermath of Hurricane Katrina

Hurricane Katrina caused tremendous human suffering, and the total damage estimates are currently ranging as high as $200 billion, making it the worst natural disaster to hit the United States. Despite the widespread devastation from the storm, we believe that there should be no long-term negative effect on the credit ratings of state and local governments in Louisiana, Mississippi and Alabama. It is our view that the affected states should recover with no major long-term financial or economic damage. These states possess broad-based economies outside of the areas suffering hurricane destruction, and, as sovereign entities, maintain the exclusive right to collect a broad array of tax revenues.

Given the extent of the damage from the hurricane, the local entities most heavily affected, including New Orleans, Biloxi and Mobile, could possibly face credit rating downgrades in the near term due to constrained financial operations resulting from reduced economic activity and short-term cash flow disruptions. However, we do not view any credit deterioration as a long-term trend and believe these areas also will recover. Like states, these municipalities retain strong revenue-raising abilities, particularly property and sales taxes, and also can reduce expenses.

The region's recovery likely will be aided by an injection of revenues in the form of federal emergency aid, private insurance and charitable contributions. However, given the severity of the damage from Hurricane Katrina, it is difficult to predict the length of recovery and the amount and timing of additional federal aid or claims paid by private municipal bond insurers. Many public entities have issued insured debt, for which private insurers guarantee timely payment of principal and interest. This especially benefits holders of bonds secured by more economically sensitive revenues, such as hotel and sales taxes, which are expected to slow significantly in the short term. We do not foresee any widespread or prolonged debt service defaults. The few defaults that may occur should be temporary in nature, and we believe there will be a complete recovery over a short period of time.

John M. Loffredo
Managing Director and Co-Chief Investment Officer
Municipal Products Group of Merrill Lynch Investment Managers

September 20, 2005

Portfolio Information as of August 31, 2005

--------------------------------------------------------------------------------
Quality Ratings by                                                 Percent of
S&P/Moody's                                                    Total Investments
--------------------------------------------------------------------------------
AAA/Aaa ..............................................................     33.3%
AA/Aa ................................................................     15.0
A/A ..................................................................     22.4
BBB/Baa ..............................................................     25.3
BB/Ba ................................................................      2.4
B/B ..................................................................      0.9
NR (Not Rated) .......................................................      0.6
Other* ...............................................................      0.1
--------------------------------------------------------------------------------
*     Includes portfolio holdings in variable rate demand notes.


6                  MUNIVEST FUND, INC.     AUGUST 31, 2005

Schedule of Investments                                           (in Thousands)

                 Face
               Amount      Municipal Bonds                                                       Value
=========================================================================================================
Alabama--2.8%
              $ 2,550      Camden, Alabama, IDB, Exempt Facilities Revenue
                              Bonds (Weyerhaeuser Company), Series A,
                              6.125% due 12/01/2024                                           $     2,843
                           Huntsville, Alabama, Health Care Authority
                              Revenue Bonds:
                3,500            Series A, 5.75% due 6/01/2031                                      3,741
                5,000            Series B, 5.75% due 6/01/2032                                      5,388
                5,000      Selma, Alabama, IDB, Environmental Improvement
                              Revenue Refunding Bonds (International Paper
                              Company Project), Series B, 5.50% due 5/01/2020                       5,298
=========================================================================================================
Alaska--1.3%
                7,405      Anchorage, Alaska, Lease Revenue Bonds (Correctional
                              Facility), 6% due 2/01/2010 (a)(i)                                    8,263
                  200      Valdez, Alaska, Marine Terminal Revenue Refunding
                              Bonds (BP Pipelines Inc. Project), VRDN, Series B,
                              2.35% due 7/01/2037 (l)                                                 200
=========================================================================================================
Arizona--1.6%
                4,375      Maricopa County, Arizona, IDA, Education Revenue
                           Bonds (Arizona Charter Schools Project 1), Series A,
                              6.75% due 7/01/2029                                                   4,323
                           Pima County, Arizona, IDA, Education Revenue Bonds
                              (Arizona Charter Schools Project):
                2,100            Series E, 7.25% due 7/01/2031                                      2,257
                  500            Series I, 6.10% due 7/01/2024                                        512
                1,000            Series I, 6.30% due 7/01/2031                                      1,025
                1,610      Pima County, Arizona, IDA, Education Revenue Refunding
                              Bonds (Arizona Charter Schools Project II), Series A,
                              6.75% due 7/01/2021                                                   1,700
=========================================================================================================
California--21.6%
                           California State Public Works Board, Lease Revenue Bonds:
                5,000         (Department of Corrections), Series C, 5.50%
                                 due 6/01/2022                                                      5,541
                6,000         (Department of Corrections), Series C, 5.50%
                                 due 6/01/2023                                                      6,631
               10,775         (Department of Mental Health--Coalinga
                                 State Hospital), Series A, 5.125% due 6/01/2029                   11,417
                           California State, Various Purpose, GO:
               13,570            5.50% due 4/01/2030                                               15,335
               16,250            5.50% due 11/01/2033                                              18,288
                5,240      California Statewide Communities Development
                              Authority, Health Facility Revenue Bonds (Memorial
                              Health Services), Series A, 6% due 10/01/2023                         5,887
                           Golden State Tobacco Securitization Corporation of
                              California, Tobacco Settlement Revenue Bonds:
               10,725            Series A-3, 7.875% due 6/01/2042                                  13,478
                3,750            Series A-4, 7.80% due 6/01/2042                                    4,694
                1,425            Series A-5, 7.875% due 6/01/2042                                   1,791
               13,900            Series B, 5.375% due 6/01/2010 (a)                                15,230
                8,850            Series B, 5.50% due 6/01/2013 (a)                                 10,044
               20,000            Series B, 5.50% due 6/01/2013 (a)(f)                              22,697
                4,000      Golden State Tobacco Securitization Corporation of
                              California, Tobacco Settlement Revenue Refunding
                              Bonds, Series A, 5% due 6/01/2035 (f)                                 4,244
=========================================================================================================
Colorado--2.5%
                9,915      Arapahoe County, Colorado, School District Number 005,
                              GO (Cherry Creek) 6% due 12/15/2009 (a)                              11,003
                           Colorado HFA, Revenue Refunding Bonds (S/F Program),
                              AMT, Senior Series A-2:
                1,040            6.60% due 5/01/2028                                                1,059
                  310            7.50% due 4/01/2031                                                  322
                3,000      Colorado Health Facilities Authority Revenue Bonds
                              (Lutheran Medical Center), Series A, 5.25%
                              due 6/01/2034                                                         3,143
=========================================================================================================
Connecticut--0.5%
                2,810      Mohegan Tribe Indians Gaming Authority, Connecticut,
                              Public Improvement Revenue Refunding Bonds
                              (Priority Distribution), 6.25% due 1/01/2031                          3,035
=========================================================================================================
Florida--2.8%
                6,000      Highlands County, Florida, Health Facilities Authority,
                              Hospital Revenue Bonds (Adventist Health System),
                              Series D, 5.375% due 11/15/2035                                       6,351
               10,320      Orange County, Florida, Health Facilities Authority,
                              Hospital Revenue Bonds (Adventist Health System),
                              5.625% due 11/15/2032                                                11,115
=========================================================================================================
Georgia--2.9%
                           Georgia Municipal Electric Authority, Power Revenue
                              Refunding Bonds:
                4,600            Series W, 6.60% due 1/01/2018                                      5,541
                  250            Series W, 6.60% due 1/01/2018 (e)                                    300
                  250            Series Y,10% due 1/01/2010 (e)                                       317
                           Milledgeville-Baldwin County, Georgia, Development
                              Authority Revenue Bonds (Georgia College and State
                              University Foundation):
                4,390            5.50% due 9/01/2024                                                4,674
                2,000            5.625% due 9/01/2030                                               2,128
                4,785      Monroe County, Georgia, Development Authority, PCR,
                              Refunding (Oglethorpe Power Corporation--Scherer),
                              Series A, 6.80% due 1/01/2011                                         5,514
=========================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniVest Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT         Alternative Minimum Tax (subject to)
DRIVERS     Derivative Inverse Tax-Exempt Receipts
EDA         Economic Development Authority
GO          General Obligation Bonds
HDA         Housing Development Authority
HFA         Housing Finance Agency
IDA         Industrial Development Authority
IDB         Industrial Development Board
IDR         Industrial Development Revenue Bonds
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
RIB         Residual Interest Bonds
S/F         Single-Family
VRDN        Variable Rate Demand Notes


                   MUNIVEST FUND, INC.     AUGUST 31, 2005                     7

Schedule of Investments (continued)                               (in Thousands)

                 Face
               Amount      Municipal Bonds                                                       Value
=========================================================================================================
Idaho--0.1%
              $   815      Idaho Housing Agency, S/F Mortgage Revenue Refunding
                              Bonds, AMT, Series E-2, 6.90% due 1/01/2027                     $       822
=========================================================================================================
Illinois--17.3%
                5,000      Chicago, Illinois, O'Hare International Airport, General
                              Airport Revenue Refunding Bonds, Third Lien, AMT,
                              Series A, 5.75% due 1/01/2019 (c)                                     5,473
                           Chicago, Illinois, O'Hare International Airport Revenue
                              Bonds, AMT:
               11,200            3rd Lien, Series B-2, 6% due 1/01/2029 (n)                        12,714
                8,540            Series 368, DRIVERS, 9.168% due 7/01/2011 (c)(m)                  10,927
                7,000      Chicago, Illinois, O'Hare International Airport, Revenue
                              Refunding Bonds, DRIVERS, AMT, Series 253, 8.668%
                              due 1/01/2020 (c)(m)                                                  8,325
                  120      Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT,
                              Series C, 7% due 3/01/2032 (d)(k)                                       122
               10,000      Hodgkins, Illinois, Environmental Improvement Revenue
                              Bonds (Metro Biosolids Management LLC Project),
                              AMT, 6% due 11/01/2023                                               10,648
                2,140      Illinois Development Finance Authority Revenue Bonds
                              (Community Rehabilitation Providers Facilities),
                              Series A, 6.50% due 7/01/2022                                         2,318
                1,365      Illinois Development Finance Authority, Revenue
                              Refunding Bonds (Community Rehabilitation Providers
                              Facilities), Series A, 6% due 7/01/2015                               1,415
                1,685      Illinois HDA, Revenue Refunding Bonds (M/F Program),
                              Series 5, 6.75% due 9/01/2023                                         1,707
                  600      Illinois State Finance Authority Revenue Bonds
                              (Northwestern University), VRDN, Sub-Series A, 2.48%
                              due 12/01/2034 (l)                                                      600
                5,245      Kane and De Kalb Counties, Illinois, Community Unit
                              School District Number 302, GO, DRIVERS, Series 283,
                              8.699% due 2/01/2018 (f)(m)                                           6,743
                           McLean and Woodford Counties, Illinois, Community
                              Unit, School District Number 005, GO, Refunding (i):
                5,000            6.25% due 12/01/2014                                               5,782
                4,000            6.375% due 12/01/2016                                              4,675
               18,550      Metropolitan Pier and Exposition Authority, Illinois,
                              Dedicated State Tax Revenue Refunding Bonds
                              (McCormick Place Expansion Project), Series B, 5.75%
                              due 6/15/2023 (c)                                                    21,066
                           Regional Transportation Authority, Illinois, Revenue Bonds:
                3,500            Series A, 7.20% due 11/01/2020 (h)                                 4,489
                4,000            Series C, 7.75% due 6/01/2020 (f)                                  5,664
                3,000      Will County, Illinois, Environmental Revenue Bonds
                              (Mobil Oil Refining Corporation Project), AMT, 6.40%
                              due 4/01/2026                                                         3,113
                           Will County, Illinois, School District Number 122
                              (New Lenox Elementary), GO Series A (i):
                1,475            6.50% due 11/01/2010 (a)                                           1,704
                  505            6.50% due 11/01/2013                                                 578
                  395            6.50% due 11/01/2015                                                 452
=========================================================================================================
Indiana--6.5%
                1,700      Fort Wayne, Indiana, PCR, Refunding (General Motors
                              Corporation Project), 6.20% due 10/15/2025                            1,704
                6,500      Indiana Health Facility Financing Authority, Hospital
                              Revenue Refunding Bonds (Clarian Health Partners
                              Inc.), Series A, 6% due 2/15/2021                                     6,822
                4,290      Indiana State HFA, S/F Mortgage Revenue Refunding
                              Bonds, Series A, 6.80% due 1/01/2017 (j)                              4,297
                8,195      Indiana Transportation Finance Authority, Highway
                              Revenue Bonds, Series A, 6.80% due 12/01/2016                        10,053
               15,335      Indianapolis, Indiana, Local Public Improvement Bond,
                              Bank Revenue Refunding Bonds, Series D, 6.75%
                              due 2/01/2014                                                        18,184
=========================================================================================================
Kansas--0.6%
                3,805      Sedgwick and Shawnee Counties, Kansas, S/F
                              Mortgage Revenue Bonds (Mortgage-Backed
                              Securities Program), AMT, Series A-4, 5.95%
                              due 12/01/2033 (d)                                                    3,972
=========================================================================================================
Louisiana--1.8%
               10,575      Louisiana Local Government, Environmental
                              Facilities, Community Development Authority
                              Revenue Bonds (Capital Projects and Equipment
                              Acquisition), Series A, 6.30% due 7/01/2030 (h)                      11,506
=========================================================================================================
Maine--0.3%
                           Portland, Maine, Housing Development Corporation,
                              Senior Living Revenue Bonds (Avesta Housing
                              Development Corporation Project), Series A:
                  775            5.70% due 8/01/2021                                                  815
                1,190            6% due 2/01/2034                                                   1,253
=========================================================================================================
Maryland--0.2%
                1,425      Maryland State Health and Higher Educational
                              Facilities Authority, Revenue Bonds (Union Hospital
                              of Cecil County), 5% due 7/01/2035                                    1,470
=========================================================================================================
Massachusetts--9.9%
                2,035      Boston, Massachusetts, Water and Sewer
                              Commission Revenue Bonds, 9.25%
                              due 1/01/2011 (e)                                                     2,575
                3,010      Massachusetts Bay Transportation Authority, Revenue
                              Refunding Bonds (General Transportation System),
                              Series A, 7% due 3/01/2019                                            3,837
                3,380      Massachusetts State Health and Educational
                              Facilities Authority, Revenue Bonds (University of
                              Massachusetts Memorial Healthcare), Series D,
                              5% due 7/01/2033                                                      3,419
               10,000      Massachusetts State School Building Authority,
                              Dedicated Sales Tax Revenue Bonds, DRIVERS,
                              Series 1052, 7.21% due 8/15/2013 (i)(m)                              11,408
               30,000      Massachusetts State Water Resource Authority
                              Revenue Bonds, Series A, 6.50% due 7/15/2019                         36,689
                3,480      Massachusetts State Water Resource Authority,
                              Revenue Refunding Bonds, Series A, 6%
                              due 8/01/2010 (a)(f)                                                  3,940
=========================================================================================================
Michigan--3.4%
                7,695      Delta County, Michigan, Economic Development
                              Corporation, Environmental Improvement Revenue
                              Refunding Bonds (Mead Westvaco-Escanaba),
                              Series A, 6.25% due 4/15/2012 (a)                                     8,974
                           Macomb County, Michigan, Hospital Finance
                              Authority, Hospital Revenue Bonds (Mount
                              Clemens General Hospital) Series B:
                3,715            5.75% due 11/15/2025                                               3,763
                5,250            5.875% due 11/15/2034                                              5,349
                1,900      Michigan State Hospital Finance Authority, Hospital
                              Revenue Refunding Bonds (Crittenton Hospital),
                              Series A, 5.625% due 3/01/2027                                        2,038
                           Michigan State Hospital Finance Authority, Revenue
                              Refunding Bonds:
                  390            (Ascension Health Credit), Series A, 6.125%
                                 due 11/15/2009 (a)                                                   436
                1,000            (Sinai Hospital), 6.70% due 1/01/2026                              1,013


8                  MUNIVEST FUND, INC.     AUGUST 31, 2005

Schedule of Investments (continued)                               (in Thousands)

                 Face
               Amount      Municipal Bonds                                                       Value
=========================================================================================================
Minnesota--1.5%
              $ 7,235      Minneapolis, Minnesota, Health Care System Revenue
                              Bonds (Allina Health System), Series A, 5.75%
                              due 11/15/2032                                                  $     7,790
                1,405      Saint Cloud, Minnesota, Health Care Revenue Refunding
                              Bonds (Saint Cloud Hospital Obligation Group),
                              Series A, 6.25% due 5/01/2017 (i)                                     1,593
=========================================================================================================
Mississippi--4.9%
                           Lowndes County, Mississippi, Solid Waste Disposal and
                              PCR, Refunding (Weyerhaeuser Company Project):
                3,710            Series A, 6.80% due 4/01/2022                                      4,559
                4,000            Series B, 6.70% due 4/01/2022                                      4,918
               20,705      Mississippi Business Finance Corporation, Mississippi,
                              PCR, Refunding (System Energy Resources Inc. Project),
                              5.875% due 4/01/2022                                                 21,281
=========================================================================================================
Missouri--0.5%
                2,600      Missouri State Development Finance Board, Infrastructure
                              Facilities Revenue Refunding Bonds (Branson), Series A,
                              5.50% due 12/01/2032                                                  2,738
                  290      Missouri State Housing Development Commission,
                              S/F Mortgage Revenue Bonds (Homeowner Loan),
                              AMT, Series A, 7.50% due 3/01/2031 (d)                                  303
=========================================================================================================
Montana--1.0%
                6,000      Forsyth, Montana, PCR, Refunding (Portland General
                              Electric Company), Series A, 5.20% due 5/01/2033                      6,269
=========================================================================================================
Nebraska--0.1%
                  655      Nebraska Investment Finance Authority, S/F Housing
                              Revenue Bonds, AMT, Series C, 6.30%
                              due 9/01/2028 (d)(k)                                                    662
=========================================================================================================
Nevada--1.9%
                6,700      Clark County, Nevada, IDR (Power Company Project),
                              AMT, Series A, 6.70% due 6/01/2022 (f)                                6,761
                           Nevada Housing Division, Multi-Unit Housing
                              Revenue Bonds:
                3,475            (Arville Electric Project), AMT,
                                 6.60% due 10/01/2023 (b)                                           3,573
                1,235            Issue B, 7.45% due 10/01/2017 (b)                                  1,249
                           Nevada Housing Division Revenue Bonds (S/F Program)
                              AMT (j):
                  225            Senior Series E, 7% due 10/01/2019                                   228
                   60            Series A, 6.55% due 10/01/2012                                        60
=========================================================================================================
New Hampshire--0.5%
                2,675      New Hampshire Health and Education Facilities
                              Authority, Revenue Refunding Bonds (Elliot Hospital),
                              Series B, 5.60% due 10/01/2022                                        2,870
=========================================================================================================
New Jersey--5.3%
                           New Jersey EDA, Cigarette Tax Revenue Bonds:
                9,080            5.50% due 6/15/2024                                                9,644
                2,885            5.75% due 6/15/2029                                                3,116
                2,855            5.50% due 6/15/2031                                                3,018
                6,695            5.75% due 6/15/2034                                                7,196
                8,480      Tobacco Settlement Financing Corporation of New Jersey
                              Revenue Bonds, 7% due 6/01/2041                                      10,135
=========================================================================================================
New Mexico--0.5%
                3,300      Farmington, New Mexico, PCR, Refunding (Public
                              Service Company--San Juan Project), Series A, 5.80%
                              due 4/01/2022                                                         3,394
=========================================================================================================
New York--15.4%
                1,250      Metropolitan Transportation Authority, New York,
                              Revenue Bonds, Series B, 5% due 11/15/2031                            1,324
                6,000      Metropolitan Transportation Authority, New York,
                              Revenue Refunding Bonds, Series A, 5.125%
                              due 11/15/2031                                                        6,429
                7,655      New York City, New York, City Municipal Water
                              Finance Authority, Water and Sewer System, Revenue
                              Refunding Bonds, Series B, 5% due 6/15/2036                           8,104
                7,875      New York City, New York, City Transitional Finance
                              Authority Revenue Bonds, RIB, Series 283,
                              5% due 5/15/2010 (m)                                                 10,175
                           New York City, New York, GO:
                4,415            Series A, 5% due 8/01/2030                                         4,664
                1,500            Series D, 5% due 11/01/2027                                        1,583
                7,150            Series F, 5.25% due 1/15/2033                                      7,626
                   20            Series I, 6.25% due 4/15/2017 (n)                                     21
                1,510            Series I, 6.25% due 4/15/2007 (a)(n)                               1,606
                5,850            Series M, 5% due 4/01/2030                                         6,172
                8,225            Series M, 5% due 4/01/2035                                         8,660
               10,000            Series O, 5% due 6/01/2030                                        10,557
                           New York City, New York, GO, Refunding:
                7,035            Series A, 6.375% due 5/15/2010 (a)(f)                              8,095
                  965            Series A, 6.375% due 5/15/2014 (f)                                 1,102
                4,000            Series G, 5% due 12/01/2033                                        4,206
                           New York State Dormitory Authority, Revenue
                              Refunding Bonds:
                1,000            (Mount Sinai Health), Series A, 6.50%
                                 due 7/01/2025                                                      1,068
               11,875            RIB, Series 305, 9.22% due 5/15/2015 (c)(m)                       14,984
=========================================================================================================
North Carolina--0.6%
                3,760      Gaston County, North Carolina, Industrial Facilities
                              and Pollution Control Financing Authority, Revenue
                              Bonds (National Gypsum Company Project), AMT,
                              5.75% due 8/01/2035                                                   3,930
=========================================================================================================
Oregon--1.0%
                2,000      Portland, Oregon, Airport Way, Urban Renewal and
                              Redevelopment Tax Allocation Refunding Bonds,
                              Series A, 6% due 6/15/2015 (h)                                        2,254
                3,305      Portland, Oregon, Sewer System Revenue Bonds, RIB,
                              Series 386, 8.70% due 8/01/2020 (f)(m)                                4,068
=========================================================================================================
Pennsylvania--4.0%
                2,440      Pennsylvania State Higher Education Assistance
                              Agency Revenue Bonds, Capital Acquisition,
                              6.125% due 12/15/2010 (a)(c)                                          2,783
                6,250      Pennsylvania State Higher Educational Facilities
                              Authority Revenue Bonds (University of
                              Pennsylvania Medical Center Health System),
                              Series A, 6% due 1/15/2031                                            6,899
                           Philadelphia, Pennsylvania, Authority for Industrial
                              Development, Senior Living Revenue Bonds:
                1,000            (Arbor House Inc. Project), Series E,
                                 6.10% due 7/01/2033                                                1,059
                1,355            (Rieder House Project), Series A, 6.10%
                                 due 7/01/2033                                                      1,435
                9,280      Sayre, Pennsylvania, Health Care Facilities Authority,
                              Revenue Bonds (Guthrie Healthcare System),
                              Series B, 7.125% due 12/01/2031                                      11,095
                1,750      Sayre, Pennsylvania, Health Care Facilities Authority,
                              Revenue Refunding Bonds (Guthrie Healthcare
                              System), Series A, 6.25% due 12/01/2018                               1,954
=========================================================================================================


                   MUNIVEST FUND, INC.     AUGUST 31, 2005                     9

Schedule of Investments (continued)                               (in Thousands)

                 Face
               Amount      Municipal Bonds                                                       Value
=========================================================================================================
South Carolina--1.9%
              $ 3,500      Lexington County, South Carolina, Health Services
                              District Inc., Hospital Revenue Refunding and
                              Improvement Bonds, 5.50% due 11/01/2032                         $     3,715
                2,450      Medical University Hospital Authority, South Carolina,
                              Hospital Facilities Revenue Refunding Bonds, 6.50%
                              due 8/15/2012 (a)                                                     2,916
                5,000      Richland County, South Carolina, Environmental
                              Improvement Revenue Refunding Bonds (International
                              Paper), AMT, 6.10% due 4/01/2023                                      5,409
=========================================================================================================
Tennessee--1.6%
                  300      Clarksville, Tennessee, Public Building Authority Revenue
                              Bonds, Pooled Financing (Tennessee Municipal Bond
                              Fund), VRDN, 2.35% due 7/01/2034 (l)                                    300
                2,000      McMinn County, Tennessee, IDB, Solid Waste Revenue
                              Bonds (Recycling Facility--Calhoun Newsprint), AMT,
                              7.40% due 12/01/2022                                                  2,028
                6,500      Shelby County, Tennessee, Health, Educational and
                              Housing Facility Board, Hospital Revenue Refunding
                              Bonds (Methodist Healthcare) 6.50% due 9/01/2012 (a)                  7,719
=========================================================================================================
Texas--19.0%
                           Austin, Texas, Convention Center Revenue Bonds
                              (Convention Enterprises Inc.), First Tier, Series A:
                6,000            6.70% due 1/01/2028                                                6,474
                1,290            6.70% due 1/01/2032                                                1,375
                  100      Bell County, Texas, Health Facilities Development
                              Corporation, Hospital Revenue Bonds (Scott & White
                              Memorial Hospital), VRDN, Series B-1, 2.36%
                              due 8/15/2029 (c)(l)                                                    100
                           Brazos River Authority, Texas, PCR, Refunding, AMT:
                3,000            (Texas Utilities Electric Company Project), Series B,
                                 5.40% due 5/01/2029                                                3,043
                3,055            (Texas Utility Company), Series A, 7.70%
                                 due 4/01/2033                                                      3,675
               11,870            (Utilities Electric Company), Series B, 5.05%
                                 due 6/01/2030                                                     12,004
               11,460      Brazos River, Texas, Harbor Navigation District, Brazoria
                              County Environmental Revenue Refunding Bonds
                              (Dow Chemical Company Project), AMT, Series A-7,
                              6.625% due 5/15/2033                                                 12,744
                3,000      Gregg County, Texas, Health Facilities Development
                              Corporation, Hospital Revenue Bonds (Good Shepherd
                              Medical Center Project), 6.875% due 10/01/2020 (g)                    3,443
               10,250      Guadalupe-Blanco River Authority, Texas, Sewage
                              and Solid Waste Disposal Facility Revenue Bonds
                              (E. I. du Pont de Nemours and Company Project), AMT,
                              6.40% due 4/01/2026                                                  10,610
                8,000      Gulf Coast, Texas, Waste Disposal Authority, Revenue
                              Refunding Bonds (International Paper Company), AMT,
                              Series A, 6.10% due 8/01/2024                                         8,584
                5,500      Harris County, Houston, Texas, Sports Authority,
                              Revenue Refunding Bonds, Senior Lien, Series G, 5.75%
                              due 11/15/2020 (c)                                                    6,110
               10,485      Harris County, Texas, Health Facilities Development
                              Corporation, Revenue Refunding Bonds, DRIVERS,
                              Series 1018, 8.688% due 7/01/2010 (m)                                14,995
                1,795      Houston, Texas, Industrial Development Corporation
                              Revenue Bonds (Air Cargo), AMT, 6.375%
                              due 1/01/2023                                                         1,870
                2,030      Mansfield, Texas, Independent School District, GO,
                              Refunding, 6.625% due 2/15/2015                                       2,309
                9,355      Matagorda County, Texas, Navigation District Number 1,
                              Revenue Refunding Bonds (Centerpoint Energy Project),
                              5.60% due 3/01/2027                                                   9,860
                5,225      Midway, Texas, Independent School District, GO,
                              Refunding, 6.125% due 8/15/2014                                       5,871
                2,700      Port Corpus Christi, Texas, Revenue Refunding Bonds
                              (Celanese Project), Series A, 6.45% due 11/01/2030                    2,892
                5,000      Red River Authority, Texas, PCR, Refunding (Celanese
                              Project), AMT, Series B, 6.70% due 11/01/2030                         5,425
                6,250      San Antonio, Texas, Electric and Gas Revenue Bonds,
                              RIB, Series 469x, 8.75% due 2/01/2014 (m)                             7,581
=========================================================================================================
Vermont--0.2%
                1,000      Vermont Educational and Health Buildings Financing
                              Agency, Developmental and Mental Health Revenue
                              Bonds (Howard Center for Human Services), Series A,
                              6.375% due 6/15/2022                                                  1,073
=========================================================================================================
Virginia--0.2%
                1,425      Chesterfield County, Virginia, IDA, PCR (Virginia Electric
                              and Power Company), Series A, 5.875% due 6/01/2017                    1,567
=========================================================================================================
Washington--8.2%
                           Energy Northwest, Washington, Electric Revenue
                              Refunding Bonds, DRIVERS (m):
                5,330            Series 248, 8.699% due 7/01/2018 (c)                               6,707
                3,510            Series 255, 9.195% due 7/01/2018 (h)                               4,545
                7,350            Series 256, 9.198% due 7/01/2017 (c)                               9,585
                2,440      Seattle, Washington, Housing Authority Revenue Bonds
                              (Replacement Housing Project), 6.125% due 12/01/2032                  2,452
                8,100      Washington State, GO, Trust Receipts, Class R, Series 6,
                              9.071% due 1/01/2014 (i)(m)                                           9,928
               14,320      Washington State Public Power Supply System, Revenue
                              Refunding Bonds (Nuclear Project Number 1), Series B,
                              7.125% due 7/01/2016                                                 18,346
=========================================================================================================
Wisconsin--2.4%
                4,260      Badger Tobacco Asset Securitization Corporation,
                              Wisconsin, Asset-Backed Revenue Bonds, 6.125%
                              due 6/01/2027                                                         4,559
                1,765      Milwaukee, Wisconsin, Revenue Bonds (Air Cargo),
                              AMT, 6.50% due 1/01/2025                                              1,871
                5,000      Wisconsin State Health and Educational Facilities
                              Authority, Mortgage Revenue Bonds (Hudson
                              Memorial Hospital), 5.70% due 1/15/2029 (j)                           5,367
                3,040      Wisconsin State Health and Educational Facilities
                              Authority Revenue Bonds (Synergyhealth Inc.), 6%
                              due 11/15/2032                                                        3,303
=========================================================================================================
Wyoming--2.1%
                           Sweetwater County, Wyoming, Solid Waste Disposal
                              Revenue Bonds (FMC Corporation Project), AMT:
                5,425            Series A, 7% due 6/01/2024                                         5,485
                7,475            Series B, 6.90% due 9/01/2024                                      7,557
=========================================================================================================
U.S. Virgin Islands--1.5%
                8,000      Virgin Islands Government Refinery Facilities, Revenue
                              Refunding Bonds (Hovensa Coker Project), AMT,
                              6.50% due 7/01/2021                                                   9,129
=========================================================================================================
Total Investments (Cost--$860,581*)--150.4%                                                       943,919

Other Assets Less Liabilities--2.8%                                                                17,643

Preferred Stock, at Redemption Value--(53.2%)                                                    (334,000)
                                                                                              -----------
Net Assets Applicable to Common Stock--100.0%                                                 $   627,562
                                                                                              ===========


10                 MUNIVEST FUND, INC.     AUGUST 31, 2005

Schedule of Investments (concluded)                               (in Thousands)

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2005, as computed for federal income tax purposes, were as follows:

      --------------------------------------------------------------------------
      Aggregate cost ..............................................    $860,613
                                                                       ========
      Gross unrealized appreciation ...............................    $ 83,510
      Gross unrealized depreciation ...............................        (204)
                                                                       --------
      Net unrealized appreciation .................................    $ 83,306
                                                                       ========

(a)   Prerefunded.
(b)   FNMA Collateralized.
(c)   MBIA Insured.
(d)   FNMA/GNMA Collateralized.
(e)   Escrowed to maturity.
(f)   FGIC Insured.
(g)   Radian Insured.
(h)   AMBAC Insured.
(i)   FSA Insured.
(j)   FHA Insured.
(k)   FHLMC Collateralized.
(l) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(m) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(n)   XL Capital Insured.

      Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                    Net                 Dividend
      Affiliate                                   Activity               Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional
        Tax-Exempt Fund                           (37,658)                $   96
      --------------------------------------------------------------------------

      Forward interest rate swaps outstanding as of August 31, 2005 were as follows:

      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Depreciation
      --------------------------------------------------------------------------
      Pay a fixed rate of 3.647% and receive a floating rate based on 1-week USD Bond
        Market Association rate

        Broker, JPMorgan Chase Bank
        Expires October 2015                             $43,500      $    (643)

      Pay a fixed rate of 3.806% and receive a floating rate based on 1-week USD Bond
        Market Association rate

        Broker, JPMorgan Chase Bank
        Expires November 2015                            $47,600         (1,277)

      Pay a fixed rate of 3.931% and receive a floating rate based on 1-week USD Bond
        Market Association rate

        Broker, JPMorgan Chase Bank
        Expires September 2025                           $ 7,000           (164)
      --------------------------------------------------------------------------
      Total                                                           $  (2,084)
                                                                      =========

      See Notes to Financial Statements.


                   MUNIVEST FUND, INC.     AUGUST 31, 2005                    11

Statement of Net Assets

As of August 31, 2005
=======================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$860,580,667) ............................                      $ 943,918,975
                       Cash ........................................................                             40,113
                       Receivables:
                          Securities sold ..........................................    $  16,558,552
                          Interest .................................................       13,266,160        29,824,712
                                                                                        -------------
                       Prepaid expenses and other assets ...........................                            292,118
                                                                                                          -------------
                       Total assets ................................................                        974,075,918
                                                                                                          -------------
=======================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps ......                          2,083,744
                       Payables:
                          Securities purchased .....................................        9,584,854
                          Dividends to Common Stock shareholders ...................          425,158
                          Investment adviser .......................................          313,812
                          Other affiliates .........................................           11,543        10,335,367
                                                                                        -------------
                       Accrued expenses ............................................                             94,349
                                                                                                          -------------
                       Total liabilities ...........................................                         12,513,460
                                                                                                          -------------
=======================================================================================================================
Preferred Stock
-----------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.025 per
                        share; 10,000,000 shares authorized (2,000 Series A Shares,
                        2,000 Series B Shares, 2,000 Series C Shares, 2,000 Series
                        D Shares, 3,000 Series E Shares and 2,360 Series F Shares
                        of AMPS* issued and outstanding at $25,000 per share
                        liquidation preference) ....................................                        334,000,000
                                                                                                          -------------
=======================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock .......................                      $ 627,562,458
                                                                                                          =============
=======================================================================================================================
Analysis of Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share; 150,000,000 shares
                        authorized (61,346,288 shares issued and outstanding) ......                      $   6,134,629
                       Paid-in capital in excess of par ............................                        564,449,008
                       Undistributed investment income--net ........................    $   8,602,079
                       Accumulated realized capital losses--net ....................      (32,877,822)
                       Unrealized appreciation--net ................................       81,254,564
                                                                                        -------------
                       Total accumulated earnings--net .............................                         56,978,821
                                                                                                          -------------
                       Total--Equivalent to $10.23 net asset value per share of
                        Common Stock (market price--$10.15) ........................                      $ 627,562,458
                                                                                                          =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


12                 MUNIVEST FUND, INC.     AUGUST 31, 2005

Statement of Operations

For the Year Ended August 31, 2005
=======================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------
                       Interest ....................................................                      $  51,749,156
                       Dividends from affiliates ...................................                             96,058
                                                                                                          -------------
                       Total income ................................................                         51,845,214
                                                                                                          -------------
=======================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ....................................    $   4,754,860
                       Commission fees .............................................          855,018
                       Accounting services .........................................          273,622
                       Transfer agent fees .........................................          124,941
                       Professional fees ...........................................           54,332
                       Printing and shareholder reports ............................           47,677
                       Custodian fees ..............................................           46,534
                       Directors' fees and expenses ................................           33,530
                       Pricing fees ................................................           32,480
                       Listing fees ................................................           27,009
                       Other .......................................................           46,947
                                                                                        -------------
                       Total expenses before reimbursement .........................        6,296,950
                       Reimbursement of expenses ...................................          (13,941)
                                                                                        -------------
                       Total expenses after reimbursement ..........................                          6,283,009
                                                                                                          -------------
                       Investment income--net ......................................                         45,562,205
                                                                                                          -------------
=======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net .........................................        9,238,687
                          Forward interest rate swaps and futures contracts--net ...       (3,090,343)        6,148,344
                                                                                        -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net .........................................       16,074,829
                          Forward interest rate swaps--net .........................         (496,982)       15,577,847
                                                                                        -------------------------------
                       Total realized and unrealized gain--net .....................                         21,726,191
                                                                                                          -------------
=======================================================================================================================
Dividends to Preferred Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................                         (6,333,975)
                                                                                                          -------------
                       Net Increase in Net Assets Resulting from Operations ........                      $  60,954,421
                                                                                                          =============

      See Notes to Financial Statements.


                   MUNIVEST FUND, INC.     AUGUST 31, 2005                    13

Statements of Changes in Net Assets

                                                                                               For the Year Ended
                                                                                                   August 31,
                                                                                        -------------------------------
Increase (Decrease) in Net Assets:                                                           2005              2004
=======================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................    $  45,562,205     $  44,466,102
                       Realized gain--net ..........................................        6,148,344         2,139,538
                       Change in unrealized appreciation/depreciation--net .........       15,577,847        19,875,698
                       Dividends to Preferred Stock shareholders ...................       (6,333,975)       (2,612,850)
                                                                                        -------------------------------
                       Net increase in net assets resulting from operations ........       60,954,421        63,868,488
                                                                                        -------------------------------
=======================================================================================================================
Dividends to Common Stock Shareholders
-----------------------------------------------------------------------------------------------------------------------
                       Investment income--net ......................................      (41,224,706)      (40,304,511)
                                                                                        -------------------------------
                       Net decrease in net assets resulting from dividends to Common
                        Stock shareholders .........................................      (41,224,706)      (40,304,511)
                                                                                        -------------------------------
=======================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------
                       Offering costs resulting from issuance of Preferred Stock ...           (8,891)         (744,726)
                                                                                        -------------------------------
                       Net decrease in net assets resulting from capital stock
                        transactions ...............................................           (8,891)         (744,726)
                                                                                        -------------------------------
=======================================================================================================================
Net Assets Applicable to Common Stock
-----------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets applicable to Common Stock .....       19,720,824        22,819,251
                       Beginning of year ...........................................      607,841,634       585,022,383
                                                                                        -------------------------------
                       End of year* ................................................    $ 627,562,458     $ 607,841,634
                                                                                        ===============================
                          * Undistributed investment income--net ...................    $   8,602,079     $  10,598,555
                                                                                        ===============================

      See Notes to Financial Statements.

Financial Highlights

                                                                             For the Year Ended August 31,
The following per share data and ratios have been derived    ------------------------------------------------------------
from information provided in the financial statements.         2005         2004         2003         2002         2001
=========================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------
                 Net asset value, beginning of year .....    $   9.91     $   9.54     $   9.76     $   9.71     $   9.07
                                                             ------------------------------------------------------------
                 Investment income--net .................         .74+         .72+         .72+         .69          .69
                 Realized and unrealized gain (loss)--net         .35          .36         (.26)         .02          .65
                 Less dividends to Preferred Stock
                    shareholders from investment
                    income--net .........................        (.10)        (.04)        (.05)        (.07)        (.16)
                                                             ------------------------------------------------------------
                 Total from investment operations .......         .99         1.04          .41          .64         1.18
                                                             ------------------------------------------------------------
                 Less dividends to Common Stock
                    shareholders from investment
                    income--net .........................        (.67)        (.66)        (.63)        (.59)        (.54)
                                                             ------------------------------------------------------------
                 Offering costs resulting from the
                    issuance of Preferred Stock .........          --**       (.01)          --           --           --
                                                             ------------------------------------------------------------
                 Net asset value, end of year ...........    $  10.23     $   9.91     $   9.54     $   9.76     $   9.71
                                                             ============================================================
                 Market price per share, end of year ....    $  10.15     $   9.30     $   8.80     $   9.11     $   9.30
                                                             ============================================================
=========================================================================================================================
Total Investment Return++
-------------------------------------------------------------------------------------------------------------------------
                 Based on net asset value per share .....       10.64%       11.60%        4.79%        7.28%       13.89%
                                                             ============================================================
                 Based on market price per share ........       16.97%       13.53%        3.56%        4.55%       19.92%
                                                             ============================================================


14                 MUNIVEST FUND, INC.     AUGUST 31, 2005

Financial Highlights (concluded)

                                                                             For the Year Ended August 31,
The following per share data and ratios have been derived    ------------------------------------------------------------
from information provided in the financial statements.         2005         2004         2003         2002         2001
=========================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-------------------------------------------------------------------------------------------------------------------------
                 Total expenses, net of reimbursement* ..        1.02%         .94%         .95%         .95%         .98%
                                                             ============================================================
                 Total expenses* ........................        1.02%         .95%         .96%         .95%         .98%
                                                             ============================================================
                 Total investment income--net* ..........        7.38%        7.37%        7.33%        7.33%        7.37%
                                                             ============================================================
                 Amount of dividends to Preferred Stock
                    shareholders ........................        1.02%         .43%         .50%         .75%        1.70%
                                                             ============================================================
                 Investment income--net, to Common Stock
                    shareholders ........................        6.36%        6.94%        6.83%        6.58%        5.67%
                                                             ============================================================
=========================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-------------------------------------------------------------------------------------------------------------------------
                 Dividends to Preferred Stock
                    shareholders ........................        1.90%         .95%        1.11%        1.59%        3.53%
                                                             ============================================================
=========================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
                 Net assets applicable to Common Stock,
                    end of year (in thousands) ..........    $627,562     $607,842     $585,022     $598,816     $595,908
                                                             ============================================================
                 Preferred Stock outstanding, end of year
                    (in thousands) ......................    $334,000     $334,000     $275,000     $275,000     $275,000
                                                             ============================================================
                 Portfolio turnover .....................       59.14%       45.33%       44.30%       74.00%       74.80%
                                                             ============================================================
=========================================================================================================================
Leverage
-------------------------------------------------------------------------------------------------------------------------
                 Asset coverage per $1,000 ..............    $  2,879     $  2,820     $  3,127     $  3,178     $  3,167
                                                             ============================================================
=========================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-------------------------------------------------------------------------------------------------------------------------
                 Series A--Investment income--net .......    $    477     $    244     $    266     $    388     $    909
                                                             ============================================================
                 Series B--Investment income--net .......    $    458     $    238     $    278     $    394     $    923
                                                             ============================================================
                 Series C--Investment income--net .......    $    485     $    239     $    269     $    391     $    906
                                                             ============================================================
                 Series D--Investment income--net .......    $    478     $    242     $    306     $    445     $    877
                                                             ============================================================
                 Series E--Investment income--net .......    $    464     $    229     $    269     $    372     $    851
                                                             ============================================================
                 Series F***--Investment income--net ....    $    485           --           --           --           --
                                                             ============================================================

*     Do not reflect the effect of dividends to Preferred Stock shareholders.
**    Amount is less than $(.01) per share.
***   Series F was issued on August 31, 2004.
+     Based on average shares outstanding.
++ Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


                   MUNIVEST FUND, INC.     AUGUST 31, 2005                    15

Notes to Financial Statements

1. Significant Accounting Policies:

MuniVest Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the American Stock Exchange under the symbol MVF. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.


16                 MUNIVEST FUND, INC.     AUGUST 31, 2005

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs -- Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average daily net assets, including assets acquired from the sale of Preferred Stock. The Investment Adviser has agreed to waive its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in the Merrill Lynch Institutional Tax-Exempt Fund. For the year ended August 31, 2005, FAM reimbursed the Fund in the amount of $13,941.

In addition, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") received $6,895 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 2005.

For the year ended August 31, 2005, the Fund reimbursed FAM $21,532 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2005, were $575,045,625 and $550,194,675 respectively.

4. Capital Stock Transactions:

Common Stock

At August 31, 2005, the Fund had one class of shares of Common Stock, par value $.10 per share, of which 150,000,000 shares were authorized.

Preferred Stock

Auction Market Preferred Stock are redeemable shares of Preferred Stock of the Fund with a par value of $.025 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods for each series. The Fund is authorized to issue 10,000,000 shares of Preferred Stock. The yields in effect at August 31, 2005 were as follows: Series A, 2.41%; Series B, 2.25%; Series C, 2.30%; Series D, 2.469%; Series E, 2.40%; and Series F, 2.40%.

Shares issued and outstanding for the year ended August 31, 2005 remained constant. During the year ended August 31, 2004, shares increased by 2,360 shares from the issuance of an additional series of Preferred Stock.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375% calculated on the proceeds of each auction. For the year ended August 31, 2005, MLPF&S received $396,709 as commissions.

5. Distributions to Shareholders:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.056000 per share on September 29, 2005 to shareholders of record on September 14, 2005.

The tax character of distributions paid during the fiscal years ended August 31, 2005 and August 31, 2004 was as follows:

--------------------------------------------------------------------------------
                                                  8/31/2005           8/31/2004
--------------------------------------------------------------------------------
Distributions paid from:
  Tax-exempt income ....................         $47,558,681         $42,917,361
                                                 -------------------------------
Total distributions ....................         $47,558,681         $42,917,361
                                                 ===============================


                   MUNIVEST FUND, INC.     AUGUST 31, 2005                    17

Notes to Financial Statements (concluded)

As of August 31, 2005, the components of accumulated earnings on a tax basis were as follows:

-----------------------------------------------------------------------------
Undistributed tax-exempt income--net ....................        $  8,560,779
Undistributed long-term capital gains--net ..............                  --
                                                                 ------------
Total undistributed earnings--net .......................           8,560,779
Capital loss carryforward ...............................         (20,303,047)*
Unrealized gains--net ...................................          68,721,089**
                                                                 ------------
Total accumulated earnings--net .........................        $ 56,978,821
                                                                 ============

* On August 31, 2005, the Fund had a net capital loss carryforward of $20,303,047, of which $2,623,164 expires in 2008 and $17,679,883 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of MuniVest Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniVest Fund, Inc. as of August 31, 2005, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2005, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniVest Fund, Inc. as of August 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
October 18, 2005

Important Tax Information (unaudited)

All of the net investment income distributions paid by MuniVest Fund, Inc. during the taxable year ended August 31, 2005 qualify as tax-exempt interest dividends for federal income tax purposes.


18                 MUNIVEST FUND, INC.     AUGUST 31, 2005

Automatic Dividend Reinvestment Plan

The following description of the Fund's Automatic Dividend Reinvestment Plan (the "Plan") is sent to you annually as required by federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the American Stock Exchange or elsewhere. If, on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If, on the dividend payment date, the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately 10 days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.

In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by


                   MUNIVEST FUND, INC.     AUGUST 31, 2005                    19

Automatic Dividend Reinvestment Plan (concluded)

the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York, NY 10286-1258, Telephone: 800-432-8224.

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


20                 MUNIVEST FUND, INC.     AUGUST 31, 2005

Officers and Directors

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  President of the MLIM/FAM-advised funds since 2005;   130 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  President of MLIM and FAM since 2001; Co-Head         175 Portfolios
            08543-9011     Director              (Americas Region) thereof from 2000 to 2001 and
            Age: 51                              Senior Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc. ("Princeton
                                                 Services") since 2001; President of Princeton
                                                 Administrators, L.P. ("Princeton Administrators")
                                                 since 2001; Chief Investment Officer of Oppenheimer
                                                 Funds, Inc. in 1999 and Executive Vice President
                                                 thereof from 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            * Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or
              FAM acts as investment adviser. Mr. Doll is an "interested person," as described in the Investment Company Act, of the
              Fund based on his current positions with MLIM, FAM, Princeton Services and Princeton Administrators. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President,
              Mr. Doll serves at the pleasure of the Board of Directors.

====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director     1988 to  Professor Emeritus of Finance, School of Business,    48 Funds        None
Forbes**    Princeton, NJ               present  State University of New York at Albany since 2000     48 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000; Interna-
            Age: 64                              tional Consultant, Urban Institute, Washington, D.C.
                                                 from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director     1993 to  Professor, Harvard Business School since 1989;        48 Funds        Newell
Montgomery  Princeton, NJ               present  Associate Professor, J.L. Kellogg Graduate School of  48 Portfolios   Rubbermaid,
            08543-9095                           Management, Northwestern University from 1985 to                      Inc.
            Age: 53                              1989; Associate Professor, Graduate School of                         (manu-
                                                 Business Administration, University of Michigan from                  facturing)
                                                 1979 to 1985; Director, Harvard Business School of
                                                 Publishing since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director     2004 to  Self-employed consultant since 2001; Counsel of       48 Funds        None
Reid        Princeton, NJ               present  Alliance Capital Management (investment adviser)      48 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary of
            Age: 60                              Sanford C. Bernstein & Co., Inc. (investment adviser/
                                                 broker-dealer) from 1997 to 2000; Secretary,
                                                 Sanford C. Bernstein Fund, Inc. from 1994 to 2000;
                                                 Director and Secretary of SCB, Inc. since 1998;
                                                 Director and Secretary of SCB Partners, Inc. since
                                                 2000; Director of Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director     2000 to  President, Middle East Institute from 1995 to 2001;   48 Funds        None
Suddarth    Princeton, NJ               present  Foreign Service Officer, United States Foreign        48 Portfolios
            08543-9095                           Service from 1961 to 1995; Career Minister from 1989
            Age: 70                              to 1995; Deputy Inspector General, U.S. Department
                                                 of State, from 1991 to 1994; U.S. Ambassador to the
                                                 Hashemite Kingdom of Jordan from 1987 to 1990.
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director     1988 to  Professor of Finance from 1984 to 1995, Dean from     48 Funds        Bowne & Co.,
West        Princeton, NJ               present  1984 to 1993 and Dean Emeritus since 1995 of          48 Portfolios   Inc.
            08543-9095                           New York University's Leonard N. Stern School of                      (financial
            Age: 67                              Business Administration.                                              printers);
                                                                                                                       Vornado
                                                                                                                       Realty Trust
                                                                                                                       (real estate
                                                                                                                       company);
                                                                                                                       Alexander's,
                                                                                                                       Inc. (real
                                                                                                                       estate
                                                                                                                       company).


                   MUNIVEST FUND, INC.     AUGUST 31, 2005                    21

Officers and Directors (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                           Position(s)  Length of                                                      Fund Complex    Directorships
                           Held with    Time                                                           Overseen by     Held by
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years           Director        Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director     2000 to  Self-employed financial consultant since 1994;        48 Funds        None
Zinbarg     Princeton, NJ               present  Executive Vice President of the Prudential Insurance  48 Portfolios
            08543-9095                           Company of America from 1988 to 1994; Former
            Age: 70                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.

            ------------------------------------------------------------------------------------------------------------------------
            *  Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            ** Chairman of the Board and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund         Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1993 to  First Vice President of MLIM and FAM since 1997 and Treasurer thereof since 1999;
Burke       Princeton, NJ  President    present  Senior Vice President and Treasurer of Princeton Services since 1999 and Director
            08543-9011     and          and      since 2004; Vice President of FAM Distributors, Inc. ("FAMD") since 1999; Vice
            Age: 45        Treasurer    1999 to  President of MLIM and FAM from 1990 to 1997; Director of Taxation of MLIM from present  1990 to 2001; Vice President, Treasurer and Secretary of the IQ Funds since 2004.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A.  P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Jacob       Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 54
------------------------------------------------------------------------------------------------------------------------------------
John M.     P.O. Box 9011  Senior       2002 to  Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
Loffredo    Princeton, NJ  Vice         present  Management) of MLIM from 1997 to 2000.
            08543-9011     President
            Age: 41
------------------------------------------------------------------------------------------------------------------------------------
Fred K.     P.O. Box 9011  Vice         1990 to  Director (Municipal Tax-Exempt Fund Management) of MLIM since 2000; Vice President
Stuebe      Princeton, NJ  President    present  of MLIM from 1994 to 2000.
            08543-9011
            Age: 54
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Chief        2004 to  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
Hiller      Princeton,     Compliance   present  Chief Compliance Officer of MLIM (Americas Region) since 2004; Chief Compliance
            NJ 08543-9011  Officer               Officer of the IQ Funds since 2004; Global Director of Compliance at Morgan Stanley
            Age: 54                              Investment Management from 2002 to 2004; Managing Director and Global Director of
                                                 Compliance at Citigroup Asset Management from 2000 to 2002; Chief Compliance
                                                 Officer at Soros Fund Management in 2000; Chief Compliance Officer at Prudential
                                                 Financial from 1995 to 2000; Senior Counsel in the Commission's Division of
                                                 Enforcement in Washington, D.C. from 1990 to 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director (Legal Advisory) of MLIM since 2002; Vice President of MLIM from 1999 to
Pellegrino  Princeton, NJ               present  2002; Attorney associated with MLIM since 1997; Secretary of MLIM, FAM, FAMD and
            08543-9011                           Princeton Services since 2004.
            Age: 45
            ------------------------------------------------------------------------------------------------------------------------
            * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

AMEX Symbol

MVF


22                 MUNIVEST FUND, INC.     AUGUST 31, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                   MUNIVEST FUND, INC.     AUGUST 31, 2005                    23

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

MuniVest Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations, the interest on which is exempt from federal income taxes in the opinion of bond counsel to the issuer.

This report, including the financial information herein, is transmitted to the shareholders of MuniVest Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniVest Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #10787 -- 8/05

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         (a) Audit Fees -         Fiscal Year Ending August 31, 2005 - $30,000
                                  Fiscal Year Ending August 31, 2004 - $28,000

         (b) Audit-Related Fees - Fiscal Year Ending August 31, 2005 - $16,400
                                  Fiscal Year Ending August 31, 2004 - $3,000

         The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

         (c) Tax Fees -           Fiscal Year Ending August 31, 2005 - $7,000
                                  Fiscal Year Ending August 31, 2004 - $5,610

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending August 31, 2005 - $0
                                  Fiscal Year Ending August 31, 2004 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending August 31, 2005 - $7,377,027
             Fiscal Year Ending August 31, 2004 - $14,913,836

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,227,000, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

         Ronald W. Forbes
         Cynthia A. Montgomery
         Jean Margo Reid
         Kevin A. Ryan (retired as of December 31, 2004)
         Roscoe S. Suddarth
         Richard R. West
         Edward D. Zinbarg

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -
         Proxy Voting Policies and Procedures

         Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

         In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

         The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

         To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

         The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved. The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

         In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

         In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

         The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

o Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

o Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

o Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

o Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

o Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

o Routine proposals related to requests regarding the formalities of corporate meetings.

o Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

o Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable at this time

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

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12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniVest Fund, Inc.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniVest Fund, Inc.

Date: October 19, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniVest Fund, Inc.

Date: October 19, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniVest Fund, Inc.

Date: October 19, 2005